Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,021,066.06
Previously Paid Amount	0.00
Total Fee Amount	141.01
Total Offset Amount	0.00
Net Fee	$ 141.01